Exhibit 10.2(B)

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT 1 TO THE

COLLABORATION AND OPTION AGREEMENT

THIS AMENDMENT 1 TO THE COLLABORATION AND OPTION AGREEMENT (the “Amendment”) is made and entered into on August 1st, 2012 (the “Amendment Date”), by and between OncoMed Pharmaceuticals, Inc., a Delaware corporation located at 800 Chesapeake Drive, Redwood City, California 94063, United States of America (“OncoMed”), and Bayer Pharma AG, a German corporation located at Müllerstrasse 178, 13353 Berlin, Germany which previously acted under the name Bayer Schering Pharma AG (“BSP”). OncoMed and BSP are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, OncoMed and BSP entered into a Collaboration and Option Agreement effective as of June 15, 2010 (the “Agreement”) pursuant to which they agreed to collaborate to discover and develop biologic and small molecule compounds directed to targets within the Wnt cellular pathway;

WHEREAS, the Parties desire to modify certain payment and other terms under the Agreement relating to the Fzd-Fc Class and the Other Antibody Class (each as defined in the Agreement); and

WHEREAS, the Parties have agreed to modify certain terms and conditions of the Agreement on the terms and conditions set forth in this Amendment.

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

1. The first line of Section 1.62 shall be amended and restated in its entirety to read as follows:

1.62 “Early Development” means, on a compound-by-compound basis, subject to Section 3.1.2(f):

2. Section 1.74 shall be amended and restated in its entirety to read as follows:

1.74 “Fzd-Fc Decision Date” means the date upon which BSP must decide whether to maintain the BSP Option for the Fzd-Fc Class, which shall be the earlier of subsections (a) and (b):

(a) the date upon which the BSP Option for the Fzd-Fc Class would expire under Section 1.25 without regard to the second proviso in Section 1.25; and

(b) [***] days after the date upon which an IND for a Fzd-Fc Collaboration Compound has been filed and is accepted or deemed accepted by the relevant Regulatory Authority.

3. The first line of Section 1.92 shall be amended and restated in its entirety to read as follows:

1.92 “Late BSP Development Compound” means, subject to Section 3.1.2(f), the following:

4. The first line of Section 1.93 shall be amended and restated in its entirety to read as follows:

1.93 “Late Development” means, subject to Section 3.1.2(f), on a compound-by-compound basis, the following:

5. A new Section 1.115a shall be added following Section 1.115 and shall read in its entirety as follows:

1.115a “Payment Trigger” has the meaning as set forth in Section 3.1.2(b).

6. A new Section 1.131a shall be added following Section 1.131 and shall read in its entirety as follows:

1.131a “Reversion Trigger” has the meaning as set forth in Section 3.6.7(a)(iv).

7. Section 3.1.2 shall be amended and restated in its entirety to read as follows:

3.1.2 Consequences of Exercise of BSP Option with Respect to Certain Payment Obligations or Other Classes. In general, BSP may exercise the BSP Option on a Class-by-Class basis prior to expiration of the relevant BSP Option Period. However, the [***], as set forth in this Section 3.1.2 below.

(a) BSP may exercise the BSP Option for the [***] Class in its entirety [***]. In such case, BSP shall [***], and BSP shall pay the [***] payment set forth in the column in Exhibit 6.3.2 [***] but BSP shall not be required to pay the [***] However, even if BSP is not required to pay such fifteen million Dollar ($15,000,000) amount, [***].

(b) BSP may exercise the BSP Option for the [***] Class [***] pursuant to Sections 3.1.2(c) or (d), [***]. Upon [***] BSP shall become obligated to pay the [***], as further described in Section 6.3.2. A “Payment Trigger” means, for purposes of this Section 3.1.2, that either (i) BSP exercises the BSP Option for the [***] pursuant to this Section 3.1.2(b) later than [***] a Biologic Collaboration Compound within the [***] in accordance with [***], or (ii) BSP exercises the BSP Option for the [***] pursuant to this Section 3.1.2(b) within [***] a Biologic Collaboration Compound within [***] in accordance with Section 2.4, but BSP [***]. Notwithstanding the foregoing, a Payment Trigger shall not occur if [***], provided that for clarity, in such event, the terms and conditions of Section 3.1.4 shall continue apply. However, for clarity, regardless of whether a Payment Trigger occurs, [***].

(c) BSP may exercise the BSP Option for the [***] Class in its entirety [***]. In such case, BSP shall pay the [***] payment set forth in the [***] upon exercise of the BSP Option for the [***] Class, [***]. For clarity, regardless of whether a Payment Trigger occurs, [***].

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(d) BSP may exercise the BSP Option for the [***] Class in either of the situations described in subsections (a) or (c), but choose to [***]. In such case, subsection (a) or (c) shall apply, as applicable, but (i) [***], and (ii) BSP shall become obligated to pay to OncoMed [***], upon such exercise of the BSP Option for the 18R5 Class[***]. For clarity, regardless of the amount [***], and regardless of whether a Payment Trigger occurs, [***].

(e) BSP may exercise the BSP Option with respect to the [***] Class, in which case it shall pay to OncoMed [***]

(f) If BSP exercises the BSP Option for the Other Antibody Class within [***] a Biologic Collaboration Compound within the [***] in accordance with [***] and prior to [***], then the Biologic Collaboration Compound within the Other Antibody Class that is [***] at the time of exercise of the BSP Option for such Class shall be deemed a [***], notwithstanding anything to the contrary in Sections 1.62, 1.92 or 1.93. For clarity, despite BSP’s exercise of the BSP Option for the Other Antibody Class as described in the first sentence of this Section 3.1.2(f), notwithstanding anything to the contrary in Section 3.4.2, BSP may request OncoMed to [***], and OncoMed, [***]. Additionally, notwithstanding anything to the contrary in Section 4.1.1, the JSC shall coordinate, expedite, review and provide advice relating to [***] as set forth in Section 8.9. Notwithstanding the foregoing, [***] in accordance with Section 8.9.3.

8. Section 3.1.4(b) shall be amended and restated in its entirety to read as follows:

(b) Without limiting the foregoing, the Parties shall promptly make such filings after BSP’s notice to OncoMed of BSP’s intention to exercise such BSP Option, pending HSR Act clearance. For purposes of clarification, in the event that clearance under the HSR Act is required with respect to any BSP Option, as described above, exercise of such BSP Option shall not be effective, and no payment under Section 6.3.2 shall be due as a consequence of exercise of such BSP Option, until after the expiration or termination of all applicable waiting periods under the HSR Act; provided that, as long as BSP has provided notice of its intention to exercise such BSP Option prior to the expiration of the applicable BSP Option Period and, in the case of an exercise of the BSP Option for the Other Antibody Class pursuant to Section 3.1.2(b), the [***], then both the BSP Option Period and, if applicable, the [***] will be deemed to extend until the expiration or termination of such waiting periods (subject to Section 3.1.4(c)). Filing fees under the HSR Act shall be paid by BSP.

9. A new Section 3.6.7(a)(iv) shall be added following Section 3.6.7(a)(iii), and shall read in its entirety as follows:

(iv) If BSP exercises the BSP Option with respect to the Other Antibody Class as set forth in Section 3.1.2(b) within [***] and BSP becomes obligated to pay [***] payment due with respect to the [***], then if BSP does not make the payment due with respect to its exercise of the BSP Option with respect to [***] pursuant to Section 3.1.2(b) within the payment period as set forth in Section 6.3.2 and a [***] has lapsed after receipt of a written notice of OncoMed without such payment having been made (a

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Reversion Trigger”), then [***]. Within [***] after a Reversion Trigger, BSP shall [***].

10. The first sentence of Section 3.6.7(b)(iii) shall be restated and amended in its entirety to read as follows:

With respect to any Late BSP Development Compound that becomes an OncoMed Development Compound by virtue of a termination of a Biologic Collaboration Compound, a Biologic Collaboration Compound Class or this Agreement by BSP under Section 11.3 or OncoMed under Section 3.4.1 or 11.2, 11.4, or 11.5, or [***], OncoMed may elect by written notice to BSP within the [***] period following such termination [***], as applicable (the “Evaluation Period”) to Develop and Commercialize such OncoMed Development Compound.

11. The fourth sentence of Section 3.6.7(b)(iii) shall be restated and amended in its entirety to read as follows:

If a Late BSP Development Compound becomes an OncoMed Development Compound by virtue of a termination of a Biologic Collaboration Compound, a Biologic Collaboration Compound Class or this Agreement by OncoMed under Section 3.4.1 or Section 11.2 or 11.5, or [***], OncoMed shall reimburse BSP as provided in this Section 3.6.7(b)(iii) above except that the Full Amount shall be calculated by replacing [***] in subsection (x), above, with [***] and replacing [***] in subsection (y), above, with [***].

12. Section 6.2 shall be amended and restated in its entirety to read as follows:

6.2 Option Extension Fee for BSP Option for the Fzd-Fc Class. In consideration for the rights granted to BSP under Section 3.1 with respect to the BSP Option for the Fzd-Fc Class, BSP shall pay, within [***] after receipt of an invoice therefor, a one-time option extension fee of five million Dollars ($5,000,000) to OncoMed. Such option extension fee shall not be refundable or returnable in any event, nor shall it be creditable against royalties or other payments. If BSP does not make such payment within such time period, the BSP Option with respect to the Fzd-Fc Class shall expire at the end of such payment period. [***].

13. Section 6.3.2 shall be amended and restated in its entirety to read as follows:

6.3.2 Option Exercise Payments. BSP shall make the applicable BSP Option exercise payment set forth in the table in Exhibit 6.3.2 to OncoMed within [***] after receipt of an invoice for such payment, which invoice shall issue no earlier than the date on which BSP exercises the BSP Option for the relevant Class, as further described in Section 3.1.2 and except as provided in Section 3.1.2(b); provided, however, that if BSP exercises the BSP Option for [***] pursuant to Section 3.1.2(b), and [***], then the relevant [***] shall become due with respect to [***] as provided in Section 3.1.2(b) upon the [***], in which case such invoice shall issue no earlier than the date of the option exercise (if subsection (i) of the definition of [***] applies) or the date upon which the BSP Option Period for the [***] Class expires (if subsection (ii) of the definition of [***] applies).

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14. Exhibit 6.3.1 to the Agreement shall be replaced in its entirety with the updated Exhibit 6.3.1 attached to this Amendment as Exhibit A. Exhibit 6.3.1 reflects the [***] payment due to OncoMed upon achievement of the milestone entitled [***].

15. Exhibit 6.3.2 to the Agreement shall be replaced in its entirety with the updated Exhibit 6.3.2 attached to this Amendment as Exhibit B.

16. This Agreement may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

17. This Amendment, together with all Exhibits hereto and the Agreement and all Exhibits thereto, constitutes the entire agreement between the Parties as to the subject matter of this Amendment, and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Date.

ONCOMED PHARMACEUTICALS, INC	BAYER SCHERING PHARMA AG

By: /s/ Paul J. Hastings	By: /s/ Andreas Busch

Name: Paul J. Hastings	Name: Prof. Dr Andreas Busch

Title: President and CEO	Title: Head of GDD

By: /s/ Hanno Wild

Name: Prof. Dr H Wild

Title: SVP Global Drug Discovery

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Exhibit A

Exhibit 6.3.1

Milestone Payments for Collaboration Compounds

Milestone Event[12]	Payment [***]
[***]
[***]

[1]	For purposes of this Exhibit 6.3.1, “Commencement of Preclinical Development” means the Candidate Selection Criteria for Small Molecules set forth in Exhibit 1.33 have been satisfied.
[2]	[***]
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Exhibit B

Exhibit 6.3.2

Option Exercise Payments

[***] 3 4 5 6

[3]	Payment subject to Section 3.1.2.
[4]	Payment subject to Section 3.1.2(d).
[5]	[***]
[6]	Payment subject to occurrence of a Payment Trigger.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.